SCHEDULE 14C
(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

Check the appropriate box:

[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).

[X]	Definitive information statement

Ivy Funds
Ivy Variable Insurance Portfolios
Delaware VIP Trust

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

IVY FUNDS
Nomura High Income Fund (formerly, Macquarie High Income Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP High Income Series (formerly, Macquarie VIP High Income Series)

DELAWARE VIP TRUST
Nomura VIP Fund for Income Series (formerly, Macquarie VIP Fund for Income Series)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

JOINT INFORMATION STATEMENT
This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Ivy Funds, Ivy Variable Insurance Portfolios and Delaware VIP Trust (each a “Trust” and together, the “Trusts”) to inform shareholders of the funds listed above (each a “Fund” and together, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements.  The changes were approved by the Board on the recommendation of the Fund’s investment manager, Delaware Management Company (the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about June 29, 2026 to shareholders of record of each Fund as of June 2, 2026 (the “Record Date). The Joint Information Statement is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the Nomura High Income Fund) and nomuraassetmanagement.com/vip-literature (with respect to the Nomura VIP High Income Series and Nomura VIP Fund for Income Series) on or about June 29, 2026 until at least December 29, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary or your insurance company, or by calling the Funds’ service agent toll free at 800-523-1918.

INTRODUCTION
The Manager is the investment manager to each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval.  The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, at a meeting held on February 10-11, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”) approved a new sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and its advisory affiliate, Nomura Corporate Research and Asset Management Inc. (“NCRAM”), under which NCRAM would serve as the sub-advisor for the Funds.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding NCRAM and the Sub-Advisory Agreement.

THE INVESTMENT MANAGER
The Manager is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of Nomura Investment Management Business Trust, which is an indirect subsidiary of Nomura Asset Management International Inc. (“NAMI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Nomura Holdings, Inc. (“Nomura”).  The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to investment management agreements dated December 1, 2025 between the Trusts and the Manager, as amended (the “Management Agreements”).  The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreements, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities, and cash held by the Funds. The Management Agreements obligate the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting their business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Management Agreements, the Funds pay the Manager an annual management fee as a percentage of their respective average daily net assets as described in Exhibit A. During each Fund’s last fiscal year, it paid investment management fees, after any applicable waivers, to the Manager as described in Exhibit B.

For the Nomura High Income Fund’s fiscal year ended March 31, 2026, the Manager paid aggregate investment sub-advisory fees of $3,670 to the then-existing sub-advisors. For the fiscal year ended March 31, 2026, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.00%.

The name and principal occupation of each executive officer of DMC is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Chief Executive Officer
Michael F. Capuzzi	Senior Vice President/U.S. Chief Operating Officer/Managing Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Managing Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Managing Director
Marty Wolin	Senior Vice President/Chief Compliance Officer/Anti-Money Laundering Officer/Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

NCRAM, headquartered at Worldwide Plaza, 309 West 49th Street, New York, NY 10019, was approved by the Board to serve as a sub-advisor to the Funds at the Meeting. NCRAM is registered as an investment advisor with the SEC.

NCRAM is affiliated with the Manager, and NCRAM discharges its responsibilities subject to the oversight and supervision of the Manager. NCRAM is compensated out of the fees that the Manager receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to NCRAM depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Funds’ assets allocated to NCRAM by the Manager. In accordance with procedures adopted by the Board, NCRAM may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Sub-Advisory Agreement is dated April 30, 2026, which is the day it began sub-advising the Funds.

The names and principal occupations of the principal executive officers and/or directors of NCRAM are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with NCRAM is Worldwide Plaza, 309 West 49th Street, New York, NY 10019:

Name	Title with NCRAM
David Crall	President/Chief Executive Officer/Chief Investment Officer/Managing Director, Board of Directors
Stephen Kotsen	Managing Director and Portfolio Manager
Amy Change	Managing Director and Portfolio Manager
Neil Daniele	Chief Compliance Officer
Eugene Shuster	Managing Director – Head of Risk
Melanie Hawthorne	Head of Legal
Steven Aloupis	Board of Directors
Yoshihiro Namura	Chair, Board of Directors
Meno Stroemer	Managing Director/Portfolio Manager
Robert Stark	Board of Directors

Eugene Chiulli	Treasurer/Chief Financial Officer
Yusuke Andoh	Director

THE SUB-ADVISORY AGREEMENT
The Sub-Advisory Agreement was approved by the Board at the Meeting, which was called, among other purposes, to approve the Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Sub-Advisory Agreement provides that NCRAM, among other duties, will make all investment decisions for its allocated portion of each Fund’s investment portfolio in accordance with each Fund’s investment objectives, policies, and restrictions. NCRAM, subject to the supervision of the Board and the Manager, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of each Fund’s assets. NCRAM also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of each Fund’s investment portfolio.

The Sub-Advisory Agreement provides for NCRAM to be compensated based on the average daily net assets of each Fund allocated to NCRAM. NCRAM is compensated from the fees that the Manager receives from the Funds.  NCRAM generally will pay all expenses it incurs in connection with its activities under the Sub-Advisory Agreement, other than the costs of the Funds’ portfolio securities and other investments.

The Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) the Manager or the Trusts, at any time on written notice to NCRAM of the  Manager’s or the Trusts’ intention to do so, in the case of the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, or (ii) NCRAM, on not less than sixty (60) days’ written notice to the Manager and the Trusts.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE SUB-ADVISORY AGREEMENT

The Manager recommended the approval of the Sub-Advisory Agreement. In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about NCRAM, including its personnel, operations and financial condition. The Board reviewed a memorandum responding to requests that the Board submitted in advance that discussed (without limitation): the Sub-Advisory Agreement and the various services proposed to be rendered by NCRAM; information concerning NCRAM’s organizational structure and the experience of its investment management personnel managing fixed income strategies; and various other material items in relation to NCRAM’s personnel, organization and policies. The Board also reviewed a copy of NCRAM’s Form ADV; a copy of NCRAM’s compliance policies and procedures; and a copy of the Sub-Advisory Agreement and fee schedules.

In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.
Nature, Extent and Quality of Services.  The Board considered the nature, quality, and extent of services that NCRAM was expected to provide as a sub-advisor to the Funds. The Board took into account the investment process to be employed by NCRAM in connection with the sub-advisor’s responsibilities in conjunction with the Manager in managing the Funds, and the qualifications and experience of NCRAM’s team with regard to implementing the investment mandate of the Funds. The Board considered NCRAM’s personnel, operations, and its affiliation with the Manager, including that NCRAM was affiliated with the Manager. The Board also considered the Manager’s review and recommendation process with respect to NCRAM, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by NCRAM to the Funds.

Investment Performance. In evaluating performance, the Board recognized that NCRAM had not yet managed the Funds. The Board then reviewed information on and considered NCRAM’s experience in managing other high income investment portfolios. The Board also considered the Manager’s representation that the Manager would continue to provide oversight and monitor NCRAM’s services.

Profitability, Economies of Scale and Fall-Out Benefits. Information about NCRAM’s profitability from its relationship with the Funds was not available because it had not begun to provide services to the Funds. The Board was provided with profitability analyses of Nomura Investment Management Business Trust, including taking into account the subadvisory fee to be paid to NCRAM. The Trustees also noted that economies of scale are shared with each Fund and its shareholders through the Manager’s investment management fee breakpoints paid to the Manager so that as a Fund grows in size, its effective investment management fee rate declines, and they also noted that the Manager had put in place a fee waiver for the Nomura High Income Fund that was currently in effect.

The Board was also provided with information on potential fall-out benefits derived or to be derived by NCRAM in connection with its relationship to the Funds, including confirmation that NCRAM does not enter into soft dollar arrangements involving the receipt of third party research, and, therefore, does not expect to use soft dollar arrangements in the management of the Funds. The Board considered that NCRAM expects to receive the opportunity for wider distribution in the US retail market, which helps NCRAM grow and diversify its client base.

Sub-advisory Fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by NCRAM. The Board noted that the sub-advisory fees are paid by the Manager to NCRAM and are not additional fees borne by the Funds, and that the management fee paid by the Funds to the Manager would stay the same at current asset levels and are subject to breakpoints at higher asset levels. The Board concluded that the advisory fee rates under the Sub-Advisory Agreement are reasonable in relation to the services provided and that execution of the Sub-Advisory Agreement is in the best interests of the Funds’ shareholders.

GENERAL INFORMATION
Distributor
The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated December 1, 2025. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of NAMI and, therefore, of Nomura. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the

Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trusts. The Distributor also serves as the national distributor for the Nomura Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant
Delaware Investments Fund Services Company (“DIFSC”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data.  DIFSC is an affiliate of the Manager and is an indirect subsidiary of NAMI and, therefore, of Nomura.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers
During the last fiscal year, the Funds did not pay any commissions to affiliated brokers.

Shares Outstanding
The table in Exhibit C shows the number of shares outstanding as of the Record Date for each class of the Funds.

Record of Beneficial Ownership
As of the Record Date, the shareholders holding 5% or more of total outstanding shares of any Class of shares of each Fund are described in Exhibit D. As of the Record Date, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding
Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the applicable Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information
Shareholders can obtain a copy of each Fund’s most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 800 523-1918.

EXHIBIT A
MANAGEMENT FEE SCHEDULE

As compensation for services rendered under each Fund’s Investment Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of the Funds:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Nomura High Income Fund
0.625% of net assets up to $500 million
0.60% of net assets over $500 million and up to $1 billion
0.55% of net assets over $1 billion and up to $1.5 billion
0.50% of net assets over $1.5 billion and up to $10 billion
0.49% of net assets over $10 billion and up to $20 billion
0.48% of net assets over $20 billion

Nomura VIP High Income Series	0.625% of net assets up to $500 million 0.60% of net assets over $500 million and up to $1 billion 0.55% of net assets over $1 billion and up to $1.5 billion 0.50% of net assets over $1.5 billion
Nomura VIP Fund for Income Series	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion

A-1

EXHIBIT B
MANAGEMENT FEES PAID

During the Funds’ most recently ended fiscal year, the Funds paid the following investment management fees to the Manager:

Fund	Fiscal Year End	Management Fees Paid
Nomura High Income Fund	March 31, 2026	$12,048,783 earned $9,587,216 paid $2,461,567 waived
Nomura VIP High Income Series	December 31, 2025	$4,802,429 earned $4,802,429 paid $0 waived
Nomura VIP Fund for Income Series	December 31, 2025	$463,022 earned $361,086 paid $101,936 waived

B-1

EXHIBIT C
NUMBER OF SHARES OF THE FUND OUTSTANDING
As of the Record Date

Fund	Shares Outstanding
Nomura High Income Fund	Class A: 170,543,710.189
Class C: 8,719,517.747
Institutional Class: 96,321,271.870
Class R6: 4,933,983.305
Class R: 4,902,385.017
Class Y: 5,781,027.940
Total: 291,201,896.068
Nomura VIP High Income Series	Standard Class: 5,496,041.439
Service Class: 268,423,979.734
Total: 273,920,021.173
Nomura VIP Fund for Income Series	Standard Class: 12,544,873.783
Service Class: 611,403.561
Total: 13,156,277.344

C-1

EXHIBIT D
As of the Record Date, the Manager believes the following shareholders held of record 5% or more of the outstanding shares of each Class of each Fund. The Manager does not have knowledge of beneficial owners.

Fund/Class	Name and Address of Account	Percentage
NOMURA HIGH INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.82%
NOMURA HIGH INCOME FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.68%
NOMURA HIGH INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	25.97%
NOMURA HIGH INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.73%
NOMURA HIGH INCOME FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	17.94%

NOMURA HIGH INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.32%
NOMURA HIGH INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.71%
NOMURA HIGH INCOME FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	39.64%
NOMURA HIGH INCOME FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.78%
NOMURA HIGH INCOME FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	38.92%
NOMURA HIGH INCOME FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.01%

NOMURA HIGH INCOME FUND CLASS R6	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	7.76%
NOMURA HIGH INCOME FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO CONNECTYOURCARE, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202	14.04%
NOMURA HIGH INCOME FUND CLASS R6	NATIONWIDE TRUSTCO FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.59%
NOMURA HIGH INCOME FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.00%
NOMURA HIGH INCOME FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	9.24%
NOMURA HIGH INCOME FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.19%

NOMURA HIGH INCOME FUND CLASS Y	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT G 5900 O ST LINCOLN NE 68510-2234	5.25%
NOMURA HIGH INCOME FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28.46%
NOMURA HIGH INCOME FUND CLASS Y	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	10.69%
NOMURA HIGH INCOME FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.26%
NOMURA HIGH INCOME FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.22%
NOMURA HIGH INCOME FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.47%

NOMURA HIGH INCOME FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.88%
NOMURA HIGH INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7.09%
NOMURA HIGH INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	46.09%
NOMURA HIGH INCOME FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.92%
NOMURA HIGH INCOME FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.93%
NOMURA HIGH INCOME FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.33%

NOMURA VIP HIGH INCOME SERIES STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	14.21%
NOMURA VIP HIGH INCOME SERIES STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD CONS FUND MASTER ACCOUNT ATTN ADAM DIETZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	7.06%
NOMURA VIP HIGH INCOME SERIES STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	15.98%
NOMURA VIP HIGH INCOME SERIES STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	17.18%
NOMURA VIP HIGH INCOME SERIES STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER CONSERVATIVE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	5.08%
NOMURA VIP HIGH INCOME SERIES STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	36.90%

NOMURA VIP HIGH INCOME SERIES SERVICE CLASS	AXA EQUITABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 525 WASHINGTON BLVD FL 35 JERSEY CITY NJ 07310-1606	8.66%
NOMURA VIP HIGH INCOME SERIES SERVICE CLASS	AXA EQUITABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT FP 525 WASHINGTON BLVD FL 35 JERSEY CITY NJ 07310-1606	9.18%
NOMURA VIP HIGH INCOME SERIES SERVICE CLASS	EQUITABLE AMERICA VARIABLE 1345 AVENUE OF THE AMERICAS NEW YORK NY 10104	16.82%
NOMURA VIP HIGH INCOME SERIES SERVICE CLASS	EQUITABLE LIFE SEPARATE ACCOUNT 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-0295	16.96%
NOMURA VIP FUND FOR INCOME SERIES STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	63.77%
NOMURA VIP FUND FOR INCOME SERIES STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	13.68%

NOMURA VIP FUND FOR INCOME SERIES STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	11.88%
NOMURA VIP FUND FOR INCOME SERIES STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	8.57%
NOMURA VIP FUND FOR INCOME SERIES SERVICE CLASS	RIVERSOURCE LIFE INSURANCE CO 707 2ND AVE S ROUTING 5889 MINNEAPOLIS MN 55402	88.91%
NOMURA VIP FUND FOR INCOME SERIES SERVICE CLASS	RIVERSOURCE LIFE INSURANCE CO OF NEW YORK 707 2ND AVE S, ROUTING 5889 MINNEAPOLIS MN 55402	10.89%

IVY FUNDS
Nomura High Income Fund (formerly, Macquarie High Income Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP High Income Series (formerly, Macquarie VIP High Income Series)

DELAWARE VIP TRUST
Nomura VIP Fund for Income Series (formerly, Macquarie VIP Fund for Income Series)

100 Independence
610 Market Street
Philadelphia, PA 19106-2354

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT
This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Nomura High Income Fund, Nomura VIP High Income Series and Nomura VIP Fund for Income Series (each a “Fund” and together the “Funds”), each series of the trusts listed above (each a “Trust” and together the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement which is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the Nomura High Income Fund) and nomuraassetmanagement.com/vip-literature (with respect to the Nomura VIP High Income Series and Nomura VIP Fund for Income Series).

The Joint Information Statement details the approval of a sub-advisory agreement with Nomura Corporate Research and Asset Management Inc. (“NCRAM”) as a sub-advisor to the Funds. NCRAM began serving as a sub-advisor for the Funds effective April 30, 2026. A more detailed description of NCRAM and its investment operations, information about the sub-advisory agreement, and the reasons the Board of Trustees (the “Board”) of the Trusts approved NCRAM as a sub-advisor, are included in the Joint Information Statement.

Delaware Management Company (the “Manager”) is the investment manager to each series of the Trusts, including the Funds. The Manager employs a “manager of managers” arrangement in managing the assets of the Trusts. In connection therewith, the Trusts and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreement without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 29, 2026 to shareholders of record of the Funds as of June 2, 2026. The Joint Information Statement is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the retail Fund) and nomuraassetmanagement.com/vip-literature (with respect to the variable insurance Funds) on or about June 29, 2026 until at least December 29, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company, or calling 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.